UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2022

1-800-FLOWERS.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26841	11-3117311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Jericho, New York 11573
(Address of Principal Executive Offices, and Zip Code)

(516) 237-6000
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2022, 1-800-FLOWERS.COM, INC. (the “Company”), certain of its U.S. subsidiaries, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into a Third Amendment (the “Third Amendment”) to the Company’s existing second amended and restated credit agreement, dated as of May 31, 2019 (filed as Exhibit 10.1 to the Company’s Form 8-K filed on June 5, 2019) (as amended by that certain First Amendment, dated as of August 20, 2020 (filed as Exhibit 10.1 to the Company’s Form 8-K filed on August 24, 2020), and as further amended by that certain Second Amendment, dated as of November 8, 2021 (filed as Exhibit 10.1 to the Company’s Form 8-K filed on November 12, 2021), the “Existing Credit Agreement”).

The Third Amendment amends the Existing Credit Agreement to, among other modifications, (A) alter the financial maintenance covenants set forth therein by (1) increasing the required maximum consolidated leverage ratio, for the reference period ending October 2, 2022, from 3.25 to 1.00 to 4.25 to 1.00 and (2) decreasing the required minimum consolidated fixed charge coverage ratio, for the reference periods ending October 2, 2022, January 1, 2023, and April 2, 2023, from 1.50 to 1.00 to 1.00 to 1.00 and (B) increase the amount of certain capital expenditures that may be disregarded for purposes of calculating the consolidated fixed charge coverage ratio from $25.0 million to $35.0 million.

In the ordinary course of their respective businesses, the lenders and their affiliates have engaged, and may in the future engage, in commercial banking and financing transactions with the Company and its affiliates.

The foregoing summary of certain terms of the Third Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit
10.1
Third Amendment, dated as of August 29, 2022, among 1-800-FLOWERS.COM, INC., the subsidiary borrowers party thereto, the subsidiary guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, to that certain Second Amended and Restated Credit Agreement, dated as of May 31, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, INC.

Date: September 2, 2022	By	/s/ William E. Shea
William E. Shea
Senior Vice President, Treasurer and Chief Financial Officer